UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2007
IBT BANCORP, INC.
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

0-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan	48858
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.
     On November 11, 2007, IBT Bancorp, Inc. issued a press release announcing its earnings for the first nine months of 2007.
     A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

	99.1	Press release issued November 11, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBT BANCORP INC.
Dated: November 14, 2007	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and Chief Executive Officer